UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

MERIDIAN WASTE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Glenlake Parkway NE Suite 900
Atlanta, GA 30328

 (Address of principal executive offices)

(770) 691-6350

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in the Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on February 16, 2018 by Meridian Waste Solutions, Inc. (the “Company”), the majority shareholders of the Company approved, effective 20 days after the mailing such Definitive Information Statement, and pursuant to action by the Company’s Board of Directors, the following actions (collectively, the “Securities Amendments”): (i) amending the “Conversion Price” of the Series D Preferred Stock, par value $0.001 per share (the “Series D Preferred”), (ii) amending the “Exercise Price” for the warrants to purchase common stock issued in connection with the Series D Preferred (the “Preferred D Warrants”); (iii) amending the “Initial Exercise Date” for the Preferred D Warrants; (iv) amending the “Conversion Price” of the Series E Preferred Stock par value $0.001 per share (the “Series E Preferred”), (v) amending the “Exercise Price” for the warrants to purchase common stock issued in connection with the Series E Preferred (the “Series E Warrants”), and (vi) amending the “Initial Exercise Date” for the Series E Warrants.

On March 13, 2018, such of the Securities Amendments relating to the Series D Warrants and Series E Warrants became effective, resulting in (i) the inclusion of additional provisions to provide for adjustment to the Exercise Price for issuances at prices below the Exercise Price and (ii) the changing of the Initial Exercise Date for the Series E Warrants to March 13, 2018. No amendment was made with respect to the Exercise Date of the Series D Warrants because such warrants were exercisable as of March 13, 2018.

The foregoing descriptions of the Securities Amendments do not purport to be complete and are subject to, and qualified in their entirety by, the Company’s Certificate of Amendment to Certificate of Incorporation, Form of Series D Warrant and Form of Series E Warrant, copies of which are attached as Exhibits 3.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03 Material modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

On March 13, 2018, the Company amended its Certificate of Incorporation by filing the Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of the State of New York (the “Amendment to Certificate”), which amended the designations of the Series D Preferred and the Series E Preferred to reflect the inclusion of additional provisions to provide for adjustment to the Conversion Price for issuances at prices below the Conversion Price.

The foregoing descriptions of the Amendment to Certificate does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment to Certificate, a copy of which is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 and Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation*
4.1	Form of Series D Warrant*
4.2	Form of Series E Warrant*

* filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN WASTE SOLUTIONS, INC.

Date: March 16, 2018	By:	/s/ Jeffery Cosman
Name: Jeffrey Cosman
Title: Chief Executive Officer

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